Exhibit 32.3
VEREIT OPERATING PARTNERSHIP, L.P.
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of VEREIT Operating Partnership, L.P. (the “Company”) for the period ended September 30, 2020 (the “Report”), I, Glenn J. Rufrano, Chief Executive Officer of VEREIT, Inc., the sole general partner of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 4, 2020	/s/ Glenn J. Rufrano
Glenn J. Rufrano
Chief Executive Officer of VEREIT, Inc., the sole general partner of VEREIT Operating Partnership, L.P.
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.